                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[X]     Preliminary Proxy Statement

[_]     Confidential, for Use of Commission Only (as permitted by
        Rule 14a-6(e)(2))

[_]     Definitive Proxy Statement

[_]     Definitive Additional Materials

[_]     Soliciting Material Pursuant to (S)240.14a-12

                                INVESTMENT TRUST

              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


              ----------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_]     Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:

        (2)    Form, Schedule or Registration Statement No.:

        (3)    Filing Party:

        (4)    Date Filed:

                              QUESTIONS AND ANSWERS

Q:       WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A: Your fund, a series of Investment Trust (the "Trust"), operates as a feeder fund in a master-feeder fund arrangement with the Equity 500 Index Portfolio (the "Portfolio"). Under the Investment Company Act of 1940, as amended, your fund's voting rights with respect to the Portfolio interests that it holds must be passed through to your fund's own shareholders. The purpose of this proxy solicitation is to ask you to vote on the following matters:

         o to approve a new investment advisory agreement between the Portfolio and Deutsche Asset Management Inc. ("DeAM, Inc."), the investment adviser for the Portfolio; and

         o to elect eleven members of the Board of Trustees of the Portfolio, whose terms will be effective beginning _______ __, 2002 or on such later date as shareholder approval is obtained.

         Background. On April 5, 2002, Deutsche Bank A.G. acquired from Zurich Financial Services 100% of U.S.-based asset manager Zurich Scudder Investments ("Scudder") (the "Transaction"). The Transaction is anticipated to facilitate Deutsche Bank A.G.'s plans for integrated global research, and to provide greater breadth and geographic reach to the asset management services presently provided to the Deutsche Asset Management family of funds. The investment operations of Scudder will become part of an integrated global investment operation serving Deutsche Asset Management's clients worldwide. It is expected that the Transaction will result in a global asset management platform for Deutsche Asset Management of increased scale and scope.

         Deutsche Asset Management will integrate Scudder operationally into its global asset management business, will utilize services of personnel from other parts of the organization in providing services to its clients, and the Deutsche Asset Management family of funds and the Scudder Funds will be integrated into a single fund complex. As part of this integration, your fund and certain other funds within the Deutsche Asset Management family of funds are holding shareholder meetings at which shareholders will be asked to vote on a number of proposals affecting their funds.

I. PROPOSAL RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND DeAM, INC.

Q: WHY AM I BEING ASKED TO VOTE FOR A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND DeAM, INC?

A: DeAM, Inc. recommended to the Boards that they approve the new investment advisory agreement between the Portfolio and DeAM, Inc. in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management's global organization. The proposed new advisory agreement described in the proxy statement will cover substantially similar provisions and does not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreement pursuant to which services are provided to the Portfolio, except for the dates of execution, effectiveness and initial term, and except that, under the new advisory agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Portfolio, to appoint certain affiliates as sub-advisors. In addition, the new advisory agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio.

         [Description of factors Board considered]

Q:       WILL THE INVESTMENT ADVISORY FEES REMAIN THE SAME?

A: Yes. The investment advisory fee rate proposed to be charged to the Portfolio under the new advisory agreement is the same as the investment advisory fee rate charged under the current advisory agreement.

II.      BOARD PROPOSAL TO ELECT TRUSTEES OF THE PORTFOLIO

Q:       WHY AM I BEING ASKED TO VOTE FOR TRUSTEES OF THE PORTFOLIO?

A: DeAM, Inc. recommended to the Boards, and the Boards agreed, that the Portfolio, along with certain other funds that are managed, advised, subadvised or administered by Deutsche Asset Management and certain other funds managed, advised or administered by Investment Company Capital Corporation (the "DeAM Funds") should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to add certain persons to the Portfolio's Board. The Trust's and the Portfolio's Board agreed to submit this proposal to shareholders.

Q: WHY DID THE TRUST'S BOARD AND THE PORTFOLIO'S BOARD APPROVE MANAGEMENT'S RECOMMENDATION?

A:. DeAM, Inc. recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Boards considered, among other factors, that a unified group board structure benefits the Portfolio and your fund by creating an experienced group of Board members who understand the operations of the DeAM, Inc. fund complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

Q: IF THE BOARD PROPOSAL IS APPROVED BY SHAREHOLDERS, HOW MANY TRUSTEES WILL SIT ON THE BOARD?

A: If all nominees are elected, the Portfolio's Board will consist of 11 individuals. Seven of these persons currently serve as members of the Portfolio's Board; four persons will be new to the Portfolio's Board but have experience serving on the boards of various other investment companies within the Deutsche Asset Management family of funds.

[Q:      WILL THE PROPOSED CHANGES RESULT IN HIGHER FUND EXPENSES?

A: No. Expenses charged to your fund will not increase as a result of this proposal.]

III.     GENERAL QUESTIONS

Q:       WHAT ARE THE BOARDS' RECOMMENDATIONS?

A: The Boards recommend that all shareholders vote "FOR" the approval of the new advisory agreement between the Portfolio and DeAM, Inc. and "FOR" the nominees to the Portfolio's Board.

Q: WILL MY FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS SOLICITATION?

A:       No, DeAM, Inc. will bear these costs.

Q:       HOW CAN I VOTE?

A:       You can vote in any one of four ways:

         o        Through the internet by going to
                  [https://vote.proxy-direct.com];

         o By telephone, with a toll-free call to the number listed on your proxy card;

         o        By mail, with the enclosed proxy card; or

         o        In person at the special meeting.

                  We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q:       I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q: I PLAN TO VOTE BY TELEPHONE OR THROUGH THE INTERNET. HOW DOES TELEPHONE AND INTERNET VOTING WORK?

A: To vote by telephone or through the internet, please read and follow the instructions on your enclosed proxy card(s).

Q:       WHOM SHOULD I CALL WITH QUESTIONS?

A: Please call Deutsche Asset Management Service Center at 1-800-730-1313 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

-----------------------------------------------------------------------------
The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.
-----------------------------------------------------------------------------

                                INVESTMENT TRUST

                           Scudder S&P 500 Index Fund

                             Two International Place
                        Boston, Massachusetts 02110-4103

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held July 30, 2002

         A special meeting of shareholders of Scudder S&P 500 Index Fund (the "Fund") will be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM"), 13/th/ Floor, Two International Place, Boston, Massachusetts 02110-4103 on July 30, 2002 at 4:00 p.m. (Eastern time) (the "Special Meeting"). The Fund is a series of Investment Trust (the "Trust"), an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Fund operates as a feeder fund in a master-feeder fund arrangement with the Equity 500 Index Portfolio (the "Portfolio"). As a feeder fund, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders.

        The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

        PROPOSAL I:              To approve a new investment advisory agreement
        ----------               (the "New Advisory Agreement") between the
                                 Portfolio and Deutsche Asset Management, Inc.
                                 ("DeAM, Inc.").

        PROPOSAL II:             To elect eleven Trustees of the Portfolio to
        -----------              hold office until their respective successors
                                 have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special
                                 Meeting, such later date as shareholder
                                 approval is obtained.

        The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

        The New Advisory Agreement described in Proposal I will cover substantially similar provisions and does not differ in substance from the current advisory agreement pursuant to which services are provided to the Portfolio, except for the dates of execution and effectiveness and the initial term, and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio.

        The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

        The Board of Trustees of the Trust unanimously recommends that shareholders of the Fund vote FOR each Proposal.

        This notice and related proxy material are first being mailed to shareholders of the Fund on or about ________ __, 2002. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                             By Order of the Board of Trustees,

                                             John Millette, Secretary

Boston, Massachusetts
________ __, 2002

--------------------------------------------------------------------------------
    WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,
          DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN
             THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION
               OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE
                  OR THROUGH THE INTERNET). NO POSTAGE NEED BE
                       AFFIXED IF THE PROXY CARD IS MAILED
                              IN THE UNITED STATES.
--------------------------------------------------------------------------------

        IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY CARD, PLEASE CONTACT DEUTSCHE ASSET MANAGEMENT SERVICE CENTER AT 1-800-730-1313.

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

        Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; "FOR" the nominees for Trustee named in the attached Proxy Statement; and, in the discretion of the persons appointed as proxies, either "FOR" or "AGAINST" any other business that may properly arise at the Special Meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask for your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the Internet or telephone. To vote in this manner, you will need the 14-digit "control" number that appears on your proxy card.

        To vote via the Internet, please access [https://vote.proxy-direct.com] and follow the on-screen instructions.

        You may also call 1-800-___-____ and vote by telephone.

        If we do not receive your completed proxy card after several weeks, our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the telephone, if you choose to vote in that manner.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust, the Portfolio and the Fund involved in validating your vote if you fail to sign your proxy card properly.

        1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

        2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

        3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                         Registration                   Valid Signature
                         ------------                   ---------------

Corporate Accounts
       (1) ABC Corp.                                ABC Corp.
                                                    John Doe, Treasurer
       (2) ABC Corp.                                John Doe, Treasurer
       (3) ABC Corp. c/o John Doe, Treasurer        John Doe
       (4) ABC Corp. Profit Sharing Plan            John Doe, Trustee

Partnership Accounts
       (1) The XYZ Partnership                      Jane B. Smith, Partner
       (2) Smith and Jones, Limited Partnership     Jane B. Smith, General
                                                    Partner
Trust Accounts
       (1) ABC Trust Account                        Jane B. Doe, Trustee
       (2) Jane B. Doe, Trustee u/t/d 12/28/78      Jane B. Doe

Custodial or Estate Accounts
       (1) John B. Smith, Cust. f/b/o John B.
       Smith Jr.
       UGMA/UTMA                                    John B. Smith
       (2) Estate of John B. Smith                  John B. Smith, Jr., Executor

                                INVESTMENT TRUST

                           Scudder S&P 500 Index Fund

                             Two International Place
                        Boston, Massachusetts 02110-4103

             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                  July 30, 2002

         This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation by the Board of Trustees of Investment Trust (the "Trust") to be used at the special meeting of shareholders of Scudder S&P 500 Index Fund (the "Fund"), a series of the Trust, to be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM"), 13/th/ Floor, Two International Place, Boston, Massachusetts 02110-4103 on July 30, 2002 at 4:00 p.m. (Eastern time) and at any adjournments thereof (the "Special Meeting"). This Proxy Statement and accompanying proxy card ("Proxy") are expected to be mailed to shareholders on or about ________ __, 2002.

         The Fund operates as a feeder fund in a master-feeder fund arrangement with the Equity 500 Index Portfolio (the "Portfolio"). The Portfolio is a registered open-end management investment company established as a trust under the laws of the State of New York. As a feeder fund, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective as the Fund.

         For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund. Some actions described as taken by or with respect to the Fund are actually actions to be taken by the Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder.

         Your vote and the vote of other shareholders of the Fund determines how the Fund will vote with respect to itself and the Portfolio. See "Background" below.

         The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

         PROPOSAL I:                      To approve a new investment advisory
         ----------                       agreement (the "New Advisory
                                          Agreement") between the Portfolio and
                                          Deutsche Asset Management, Inc.
                                          ("DeAM, Inc.").

         PROPOSAL II:                     To elect eleven Trustees of the
         -----------                      Portfolio to hold office until their
                                          respective successors have been duly
                                          elected and qualified or until their
                                          earlier resignation or removal, whose
                                          terms will be effective on the date of
                                          the Special Meeting or,
                                          in the event of an adjournment or
                                          adjournments of the Special Meeting,
                                          such later date as shareholder
                                          approval is obtained.

         The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

         The Fund's shareholders are to consider the approval of the New Advisory Agreement between DeAM, Inc., the current investment advisor for the Portfolio, and the Portfolio.

         The shareholders of the Fund are also to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the "Trustee Nominees") as Trustees of the Portfolio. [Messrs. Dill, Hale and Saunders and Drs. Gruber and Herring currently serve on the Board of Trustees of the Portfolio.] Messrs. Burt, Jones, Searcy and Wadsworth and Ms. Rimel currently serve as Trustees of various other investment companies within the Deutsche Asset Management ("DeAM") family of funds.

                               VOTING INFORMATION

         Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or employees of the Fund and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $_____. However, the exact cost will depend on the amount and types of services rendered. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

         The most recent Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 2001 as well as the most recent Semi-Annual Report succeeding the Annual Report, if any, of the Fund (each, a "Report"), have previously been furnished to the Fund's shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313.

         If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust's secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

         Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ("Deutsche Bank Trust") will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Special Meeting. Deutsche Bank Trust will vote shares of the Fund over which it has voting discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust also will vote shares of the Fund for which it is the owner of record but does not have investment discretion, with respect to each Proposal on which shareholders of the Fund are entitled to vote, which are not otherwise represented in person or by proxy at the Special Meeting. These shares will be voted by Deutsche Bank Trust for, against, or abstaining, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Special Meeting. This practice is commonly referred to as "mirror" or "echo" voting.

         In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Fund, at least one-third of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, Proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

         Shareholders of record at the close of business on May 20, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of the Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

         It is essential that shareholders complete, date, sign and return the enclosed Proxy (unless a shareholder is voting by telephone or through the Internet).

         In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

         .      indicate your instructions on the Proxy;
         .      date and sign the Proxy; and
         .      mail the Proxy promptly in the enclosed envelope.

Instructions for voting by telephone or through the Internet are included in the attachment to the Notice of Special Meeting of Shareholders and on the Proxy enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Fund

         Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Fund's shares by the only persons known by the Fund to beneficially own more than five percent of the outstanding shares of the Fund. [Collectively, the Trustees, Trustee Nominees and executive officers of the Trust own less than 1% of the Fund's outstanding shares.] The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

         Master-Feeder Fund Structure. Shareholders of the Fund are being asked to approve a New Advisory Agreement for the Portfolio and to elect the Trustee Nominees to the Board of Trustees of the Portfolio. As indicated earlier, the Fund operates as a feeder fund in a master-feeder fund arrangement with the Portfolio, which serve as a master fund. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio invests directly in investment securities and other investments. Pursuant to the requirements of the Investment Company Act of 1940, as amended, (the "1940 Act") applicable to master-feeder fund arrangements, the Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. Other feeder funds of the Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the New Advisory Agreement and the election of Trustees of the Portfolio.

         The Portfolio. As indicated earlier, the Portfolio is a registered open-end management investment company established as a trust. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio pursuant to the terms of an investment advisory agreement (the "Current Advisory Agreement"). Pursuant to the Current Advisory Agreement, DeAM, Inc. supervises and assists in the management of the assets of the Portfolio and furnishes the Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of the Portfolio and the compensation, if any, of all officers and employees of the Portfolio and all Trustees who are Interested Trustees of the Portfolio.

         Additional Information. On April 5, 2002, Deutsche Bank, A.G. ("Deutsche Bank") acquired 100% of U.S. based asset manager Zurich Scudder Investments ("Scudder") (the "Transaction"). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of DeAM after the Transaction, DeAM will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect.

                                   PROPOSAL I

                       APPROVAL OF NEW ADVISORY AGREEMENT

         The New Advisory Agreement will cover substantially similar provisions and does not differ in substance from the current advisory agreement (the "Current Advisory Agreement") pursuant to which services are provided to the Portfolio except for the dates of execution effectiveness and the initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Portfolio (the "Portfolio's Board"), to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio. See "Differences Between the Current and New Advisory Agreements."

The Advisory Agreements

         The Current Advisory Agreement. DeAM, Inc. serves as investment advisor to the Portfolio (as discussed earlier) pursuant to the Current Advisory Agreement. The Current Advisory Agreement was initially approved by the Portfolio's Board and the Board of Trustees of the Trust (the "Trust's Board"), including a majority of those Board members of the Portfolio and the Trust, respectively, who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Portfolio or DeAM, Inc. (the "Independent Trustees").

         Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreement; and (ii) the most recent date on which the Current Advisory Agreement was approved by the Portfolio's and Fund's Trustees, including a majority of the Independent Trustees of the Portfolio and Trust, and the Fund's and Portfolio's shareholders.

         The New Advisory Agreement. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. A description of the New Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit D. If shareholders approve the New Advisory Agreement, the agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act; see "Vote Required" below) of the Portfolio, or by the Portfolio's Board and, in either event, the vote of a majority of the Independent Trustees of the Portfolio, cast in person at a meeting called for such purpose. The terms and conditions -- including the services to be provided and the fees to be paid therefor -- of the New Advisory Agreement cover substantially similar provisions and do not differ in substance from the Current Advisory Agreement except for the dates of execution and effectiveness and the initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Portfolio's Board, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio.

         Differences Between the Current and New Advisory Agreements. As stated above, the terms of the New Advisory Agreement for the Portfolio cover substantially similar provisions and do not differ in substance from the Current Advisory Agreement, except for the date of execution and effectiveness and the initial term and except that, to the extent permissible by law and subject to further Board approval, pursuant to the New Advisory Agreement, DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the Portfolio's full Board. Shareholders of the Portfolio and Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees of the Portfolio. The advisory fee rate paid by the Portfolio and Fund would not increase as a result of any such action; all fees incurred by a sub-advisor would continue to be the responsibility of DeAM, Inc.; and DeAM, Inc. would retain full responsibility for the actions of any such sub-advisor.

         In addition, the New Advisory Agreement will differ from the Current Advisory Agreement in that there will not be an indemnification provision in the New Advisory Agreement. With the acquisition of Scudder, DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements which are substantially similar to the proposed New Advisory Agreement, except that these newly approved agreements did not and do not provide for indemnification for the investment manager. Accordingly, DeAM, Inc. informed the Portfolio's Board that it would not seek such provision in the New Advisory Agreements. DeAM, Inc. assured the Board that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

         Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to provide the Portfolio with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Portfolio's assets. Subject to the supervision and control of the Portfolio's Board, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder; (b) the provisions of the Portfolio's registration statement; (c) the provisions of the Portfolio's Declaration of Trust; and (d) any other applicable provisions of state and federal law.

         Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Portfolio's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Portfolio; (c) provide the Portfolio with, or obtain for it, adequate office space and all necessary office equipment and services for the Portfolio's principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or a particular Portfolio; (e) for the Portfolio, determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Trust's and Portfolio's Board; and (f) take all actions necessary to carry into effect the Portfolio's purchase and sale programs.

         The investment advisory fee rate proposed to be charged to the Portfolio under the New Advisory Agreement is the same as the investment advisory fee rate charged under the Current Advisory Agreement.

         The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreement and the advisory fee paid by the Portfolio or Fund for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

         Generally. If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Portfolio's Board or by the holders of a majority of the Portfolio's outstanding voting securities (i.e., the feeder funds) and (2) by a majority of the Independent Trustees of the Portfolio who are not parties to such contract or agreement. Like the Current Advisory Agreement, the New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Portfolio's Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or upon 90 days' written notice by DeAM, Inc.

         The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreement or the New Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreement. The Portfolio bears certain other expenses including the fees of the Portfolio's Board. The Portfolio also pays any extraordinary expenses incurred.

         Since the Fund invests substantially all of its assets in the Portfolio, portfolio transactions occur at the Portfolio level only. As investment adviser, DeAM, Inc. will allocate and place all orders for portfolio transactions of the Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the Portfolio or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the Portfolio, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds.

Management of the Portfolio

         The Advisor. Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio. As investment advisor, DeAM, Inc. makes the Portfolio's decisions. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, inc.

is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. In addition to providing investment advisory services to the Portfolio, DeAM, Inc. serves as investment advisor to ____ other investment companies and investment sub-advisor to 53 other investment companies. See Exhibit E to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies. As of March 31, 2002, DeAM, Inc. had approximately $97 billion of assets under management. DeAM, Inc., is an indirect wholly-owned subsidiary of Deutsche Bank.

         The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit F to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

         The Fund's adviser and administrator have agreed to limit their expenses for sixteen (16) months from the Fund's fiscal year end to the amounts listed in Exhibit E.

         Administrator, Transfer Agent and Custodian. Deutsche Bank Trust Company serves as administrator of the Portfolio. Scudder Service Corporation serves as transfer agent of the Fund, and Investment Company Capital Corporation ("ICCC") serves as transfer agent of the Portfolio. State Street Bank and Trust Company serves as custodian of the Fund, and Deutsche Bank Trust serves as custodian of the Portfolio. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreement. (Exhibit G to this Proxy Statement sets forth the fees paid to ICCC and Deutsche Bank Trust by the Portfolio and the Fund for these services for the most recently completed fiscal year.)

         Deutsche Bank. Deutsche Bank is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management, which as of April ___, 2002 had more than $[___] billion in assets under management. Deutsche Asset Management acts as investment manager to [___] U.S. open and closed-end investment companies, which in the aggregate had approximately $[___] billion of assets under management as of [April ___, 2002.

         Trustees and Officers. Biographical information about the Trustee Nominees and the executive officers of the Portfolio is provided under Proposal II in this Proxy Statement. Certain other information about the Trustee Nominees and each executive officer of the Trust and the Portfolio is provided in Exhibit H to this Proxy Statement.

Recommendation of the Portfolio's Board

                                         [To Come]

Recommendation of the Trust's Board

         At a meeting of the Trust's Board held on _______, 2002 called for the purpose of, among other things, voting on the approval of the New Advisory Agreement, the Trust's Board, including the Independent Trustees, unanimously determined to recommend that shareholders of the Fund vote for the New Advisory Agreement. In reaching this conclusion, the Trust's Board considered the recommendation of the Portfolio's Board to approve the New Advisory Agreement as well as other information provided by DeAM.

         Therefore, after careful consideration, the Trust's Board, including the Independent Trustees, recommend that the shareholders of the Fund vote "FOR" the approval of the New Advisory Agreement as set forth in this Proposal.

         If the New Advisory Agreement is approved by the shareholders of the Portfolio, the agreement will continue in effect as described above. If the New Advisory Agreement is not approved by the shareholders of the Portfolio, the Current Advisory Agreement will continue in effect, subject to any requisite approval of the Trust's Board or its shareholders, and the Trust's Board will consider what other action is appropriate based upon the interests of the Fund's shareholders. If shareholders of the Fund do not approve the New Advisory Agreement at the same time that shareholders of other investment companies approve the New Advisory Agreement with respect to the Portfolio in a manner sufficient to implement the New Advisory Agreement for the Portfolio, the Fund will remain a participant in the Portfolio while the Trust's Board considers what other action, if any, is appropriate based upon the interests of the shareholders of the Fund.

                                   PROPOSAL II

                  ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES
                                OF THE PORTFOLIO

         It is proposed that eleven Trustee Nominees are to be elected at the Special Meeting to constitute the entire Board of Trustees of the Portfolio to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Trustee Nominees were recently selected by a Nominating Committee of the Portfolio's Board comprised entirely of the Independent Trustees of the Portfolio's Board and nominated by the Portfolio's full Board at a meeting held on _______, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the "Effective Date"); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Biggar, Langton and Van Benschoten, each a current member of the Portfolio's Board will resign effective the Effective Date if Proposal II is approved by the shareholders of the Portfolio. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee or Independent Trustee Nominee of the Portfolio serves or will serve as an officer of the Portfolio or the Fund. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other persons as the Portfolio's Board may recommend.

         The nomination of these persons to serve as the Portfolio's Board reflects an overall plan to coordinate and enhance the efficiency of the governance of the Portfolio and of certain other investment companies that are managed, advised or sub-advised or administered by DeAM (along with certain other investment management companies managed, advised or administered by ICCC) (the "DeAM Funds"). ICCC is also an indirect wholly owned subsidiary of Deutsche Bank. The proposal concerning the size and composition of the Portfolio's Board was suggested to the Board by DeAM and reviewed by the current Independent Trustees of the Board. Messrs. Dill, Hale (an Interested Trustee) and Saunders and Drs. Gruber and Herring are currently members of the Portfolio's Board. Each of the other Independent Trustee Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

         DeAM recommended, and the Portfolio's Board agreed, that the Portfolio should be governed by a larger Board of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the board membership of the Portfolio and the board membership of the other DeAM Funds are not identical. Eight persons currently serve on the Portfolio's Board, and between eight and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Trustee Nominees, certain of the existing Trustees will be joined by certain of the board members of the other DeAM Funds.

         Although the election of the Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

         On June 4, 1999, Bankers Trust Company, the parent company of ICCC at that time, merged with Deutsche Bank. This merger and subsequent change in control of ICCC required compliance with Section 15(f) of the 1940 Act. At that time, pursuant to Section 15(f), each Board declared its intention that at least 75% of its members would be disinterested persons within the contemplation of
Section 15(f) and would remain disinterested persons for at least three years after the merger. Each Board has complied with this provision and will continue to be in compliance if this Proposal to elect trustees is approved.

         The following information is provided for each Trustee Nominee and executive officer of the Portfolio as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with Deutsche Asset Management. The mailing address for the Trustee Nominees and the executive officers with respect to Portfolio operations is One South Street, Baltimore, Maryland, 21202.

              INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS
              ----------------------------------------------------


                                                                                Number of Funds
                                                                                or Portfolios in
                       Position                                                 Fund Complex
                       with the     Term of                                     Overseen by
                       Trust and    Office/1/ and                               Trustee or        Other Directorships Held by
                       each         Length of      Principal Occupation(s)      Nominee for       Trustee or Nominee for
Name and Birth Date    Portfolio    Time Served    During Past 5 Years          Trustee           Trustee
Independent
Trustee Nominee
---------------

Richard R. Burt        Trustee      N/A            Chairman, IEP Advisors,             71          Member of the Board, Archer
2/3/47                 Nominee                     Inc. (July 1998 to                                Daniels Midland Company
                                                   present); Chairman of the                        (agribusiness operations)
                                                   Board, Weirton Steel                            (October 1996 to present),
                                                   Corporation (April 1996 to                       Hollinger International,
                                                   present); Formerly,                             Inc. (publishing) (1995 to
                                                   Partner, McKinsey & Company                     present), Homestake Mining
                                                   (consulting) (1991-1994)                         (mining and exploration)
                                                   and U.S. Chief Negotiator                      (1998 to February 2001), HCL
                                                   in Strategic Arms Reduction                      Technologies (information
                                                   Talks (START) with former                       technology) (April 1999 to
                                                   Soviet Union and U.S.                             present), Anchor Gaming
                                                   Ambassador to the Federal                          (gaming software and
                                                   Republic of Germany                              equipment) (March 1999 to
                                                   (1985-1991).                                      present); Director, UBS
                                                                                                  Mutual Funds (formerly known
                                                                                                     as Brinson and Mitchell
                                                                                                   Hutchins families of funds)
                                                                                                     (registered investment
                                                                                                       companies) (1995 to
                                                                                                      present); and Member,
                                                                                                       Textron Corporation
                                                                                                     International Advisory
                                                                                                      Council (July 1996 to
                                                                                                     present); Director [or
                                                                                                   trustee] of [25] investment
                                                                                                   companies managed, advised
                                                                                                   or administered by ICCC or
                                                                                                         its affiliates.

S. Leland Dill         Trustee      Since 1999     Retired (since 1986);               71            Trustee, Phoenix Zweig
3/28/30                                            formerly Partner, KPMG Peat                         Series Trust (since
                                                   Marwick (June 1956-June                          September 1989); Trustee,
                                                   1986); General Partner,                            Phoenix Euclid Market
                                                   Pemco (June 1979-June 1986).                      Neutral Fund (since May
                                                                                                    1998); Director, Vintners
                                                                                                   International Company Inc.
                                                                                                      (June 1989-May 1992);
                                                                                                     Director, Coutts (USA)
                                                                                                     International (January
                                                                                                   1992-

                                                                                Number of Funds
                                                                                or Portfolios in
                       Position                                                 Fund Complex
                       with the     Term of                                     Overseen by
                       Trust and    Office/1/ and                               Trustee or        Other Directorships Held by
                       each         Length of      Principal Occupation(s)      Nominee for       Trustee or Nominee for
Name and Birth Date    Portfolio    Time Served    During Past 5 Years          Trustee           Trustee
                                                                                                     March 2000); Director,
                                                                                                   Coutts Trust Holdings Ltd.,
                                                                                                     Director, Coutts Group
                                                                                                    (March 1991-March 1999).

Martin J. Gruber       Trustee      Since 1999     Nomura Professor of                 71          Trustee, CREF (since 2000);
7/15/37                                            Finance, Leonard N. Stern                       Director, S.G. Cowen Mutual
                                                   School of Business, New                            Funds (1985 to 2001);
                                                   York University (since                         Director, Japan Equity Fund,
                                                   1964).                                         Inc. (since 1992); Director,
                                                                                                     Thai Capital Fund, Inc.
                                                                                                     (since 2000); Director,
                                                                                                   Singapore Fund, Inc. (since
                                                                                                            2000).

Richard J. Herring     Trustee      Since 1990     Jacob Safra Professor of            71                      N/A
2/18/46                                            International Banking and
                                                   Professor, Finance
                                                   Department, The Wharton
                                                   School, University of
                                                   Pennsylvania (since 1972);
                                                   Director, Lauder Institute of
                                                   International Management
                                                   Studies (since 2000);
                                                   Co-Director, Wharton
                                                   Financial Institutions Center
                                                   (since 2000).

Joseph R. Hardiman     Trustee      N/A            Private Equity Investor and         71          Director, Wit Capital Group
5/27/37                Nominee                     Capital Markets Consultant;                     (registered broker-dealer),
                                                   President and Chief                             Corvis Corporation (optical
                                                   Executive Officer, The                               networks), Brown
                                                   National Association of                           Investment Advisory &
                                                   Securities Dealers, Inc.                        (investment advisor), The
                                                   and The NASDAQ Stock                             Trust Company Nevis Fund
                                                   Market, Inc., 1987-1997;                          (registered investment
                                                   Chief Operating Officer of                       company), and ISI Family
                                                   Alex. Brown & Sons                                 of Funds (registered
                                                   Incorporated (now Deutsche                        investment companies).
                                                   Banc Alex. Brown Inc.),                         Formerly, Director, Circon
                                                   1985-1987; General Partner,                    Corp. (medical instruments),
                                                   Alex. Brown & Sons                               November 1998-January
                                                   Incorporated (now Deutsche                               1999.
                                                   Banc Alex. Brown Inc.),
                                                   1976-1985.


                                                                                Number of Funds
                                                                                or Portfolios in
                       Position                                                 Fund Complex
                       with the      Term of                                    Overseen by
                       Trust and     Office/1/ and                              Trustee or         Other Directorships Held by
                       each          Length of      Principal Occupation(s)     Nominee for        Trustee or Nominee for
Name and Birth Date    Portfolio     Time Served    During Past 5 Years         Trustee            Trustee
Graham E. Jones        Trustee       N/A            Senior Vice President, BGK          71         Trustee, 8 open-end mutual
1/31/33                Nominee                      Realty Inc. (since 1995).                         funds managed by Weiss,
                                                                                                    Peck & Greer (since 1995);
                                                                                                      Trustee of 22 open-end
                                                                                                    mutual funds managed by Sun
                                                                                                      Capital Advisers, Inc.
                                                                                                           (since 1998).

Rebecca W. Rimel       Trustee       N/A            President and Chief                 71            Formerly, Director, ISI
4/10/51                Nominee                      Executive Officer, The Pew                      Family of Funds (registered
                                                    Charitable Trusts                                  investment companies)
                                                    (charitable foundation)                                (1997-1999).
                                                    (1994 to present) and
                                                    Director and Executive Vice
                                                    President, The Glenmede
                                                    Trust Company (investment
                                                    trust and wealth
                                                    management) (1994 to
                                                    present).  Formerly,
                                                    Executive Director, The Pew
                                                    Charitable Trusts
                                                    (1988-1994).

Philip Saunders, Jr.   Trustee       Since 1999     Principal, Philip Saunders          71                      N/A
10/11/35                                            Associates (Economic and
                                                    Financial Consulting) (since
                                                    1998); former Director,
                                                    Financial Industry
                                                    Consulting, Wolf & Company
                                                    (1987-1988); President, John
                                                    Hancock Home Mortgage
                                                    Corporation (1984-1986);
                                                    Senior Vice President of
                                                    Treasury and Financial
                                                    Services, John Hancock Mutual
                                                    Life Insurance Company, Inc.
                                                    (1982-1986).

William N. Searcy      Trustee       N/A            Pension & Savings Trust             71            Trustee of 22 open-end
09/03/46               Nominee                      Officer, Sprint Corporation                     mutual funds managed by Sun
                                                    (telecommunications) (since                       Capital Advisers, Inc.
                                                    1989).                                                 (since 1998).

                                                                                Number of
                                                                                Funds or
                                     Term of                                    Portfolios in
                       Position      Office/1/                                  Fund Complex
                       with the      and                                        Overseen by
                       Trust and     Length of                                  Trustee or        Other Directorships Held by
Name and Birth         each          Time          Principal Occupation(s)      Nominee for       Trustee or Nominee for
Date                   Portfolio     Served        During Past 5 Years          Trustee           Trustee
Robert H. Wadsworth    Trustee       N/A           President, Robert H.                71          Director, The Germany
1/29/40                Nominee                     Wadsworth Associates, Inc.                    Fund Inc. (1986 to present),
                                                   (consulting firm) (1982 to                      The New Germany Fund,
                                                   present); President and                       Inc. (1992 to present) and
                                                   Trustee, Trust for                              Central European Equity
                                                   Investment Managers                           Fund, Inc.(1986 to present).
                                                   (registered investment
                                                   company) (1999 to
                                                   present).  Formerly
                                                   President, Investment
                                                   Company Administration,
                                                   L.L.C. (1992*- July 2001);
                                                   President, Treasurer and
                                                   Director, First Fund
                                                   Distributors, Inc. (1990 -
                                                   January 2002); Vice
                                                   President, Professionally
                                                   Managed Portfolios and
                                                   Advisors Series Trust
                                                   (registered investment
                                                   companies) and President,
                                                   Guinness Flight Investment
                                                   Funds, Inc. (registered
                                                   investment companies).

                                                   * Inception date of the
                                                   corporation which was the
                                                   predecessor to the LLC.

Interested Trustee
------------------
Nominee
-------

Richard T. Hale/2/     Trustee       Since 1999    Managing Director, Deutsche         71           Director, Deutsche Global
7/17/45                                            Banc Securities, Inc.                              Funds, Ltd. (2000 to
                                                   (formerly DB Alex. Brown                         present); Director, CABEI
                                                   LLC) and Deutsche Asset                           Fund (2000 to present);
                                                   Management Americas (1999                        Director, North American
                                                   to present); Director and                          Income Fund (2000 to
                                                   President, Investment                               present); Formerly,
                                                   Company Capital Corp.                             Director, ISI Family of
                                                   (registered investment                                    Funds.
                                                   advisor) (1996 to
                                                   present).  Director/Trustee
                                                   and President, Deutsche
                                                   Asset Management Mutual
                                                   Funds (1989 to present);
                                                   Vice

                                                                                Number of
                                                                                Funds or
                                     Term of                                    Portfolios in
                       Position      Office/1/                                  Fund Complex
                       with the      and                                        Overseen by
                       Trust and     Length of                                  Trustee or        Other Directorships Held by
Name and Birth         each          Time          Principal Occupation(s)      Nominee for       Trustee or Nominee for
Date                   Portfolio     Served        During Past 5 Years          Trustee           Trustee
                                                   President, Deutsche
                                                   Asset Management, Inc.
                                                   (2000 to present).
                                                   Chartered Financial
                                                   Analyst.
Officers
--------

Richard T. Hale        President     Since         See information provided
                                     _______       under Interested Trustee
                                                   Nominee.

Daniel O. Hirsch       Vice          Since         Director, Deutsche Asset         N/A                     N/A
3/27/54                President/    _______       Management (1999 to
                       Secretary                   present).  Formerly,
                                                   Principal, BT Alex. Brown
                                                   Incorporated, (Deutsche
                                                   Banc Alex. Brown Inc.),
                                                   1998-1999; Assistant
                                                   General Counsel, United
                                                   States Securities and
                                                   Exchange Commission,
                                                   1993-1998.

Charles A. Rizzo       Treasurer     Since         Director, Deutsche Asset         N/A                     N/A
8/5/57                               _______       Management (April 2000 to
                                                   present); Certified Public
                                                   Accountant; Certified
                                                   Management Accountant.
                                                   Formerly, Vice President
                                                   and Department Head, BT
                                                   Alex. Brown Incorporated
                                                   (Deutsche Banc Alex. Brown
                                                   Inc.), 1998-1999; Senior
                                                   Manager, Coopers & Lybrand
                                                   L.L.P.
                                                   (PricewaterhouseCoopers
                                                   LLP), 1993-1998.

Amy Olmert             Assistant     Since         Director, Deutsche Asset         N/A                     N/A
5/14/63                Secretary     ________      Management (formerly BT.
                                                   Alex. Brown Inc.) (January
                                                   1999 to present); Certified
                                                   Public Accountant (1989 to
                                                   present).  Formerly, Vice
                                                   President, BT Alex. Brown
                                                   Incorporated, (Deutsche
                                                   Banc Alex. Brown Inc.),

                                                                                  Number of Funds
                                                                                  or Portfolios in
                       Position                                                   Fund Complex
                       with the      Term of                                      Overseen by
                       Trust and     Office/1/ and                                Trustee or        Other Directorships Held by
                       each          Length of       Principal Occupation(s)      Nominee for       Trustee or Nominee for
Name and Birth Date    Portfolio     Time Served     During Past 5 Years          Trustee           Trustee
                                                     (1997-1999); Senior Manager
                                                     (1992-1997), Coopers &
                                                     Lybrand L.L.P.
                                                     (PricewaterhouseCoopers
                                                     LLP).

     1. Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
     2. Mr. Hale is a trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

           Ownership in Securities of DeAM, Inc. and Related Companies

     As reported to the Trust, Exhibit H to this Proxy Statement sets forth ownership by the Independent Trustee Nominees and their immediate family members of certain securities as of [December 31, 2001].

                           Trustee Compensation Table

           The following table sets forth the compensation paid to the Independent Trustees by the Portfolio and the Portfolio's Fund Complex for the year ended March 31, 2002.

                                                               Pension or                           Total
                                                               Retirement                           Compensation
                                             Aggregate         Benefits                             from the
                                             Compensation      Accrued as Part   Estimated Annual   Portfolio's
                                             from the          of Fund           Benefits Upon      Fund
                                                                                                    ----
                Trustee                      Portfolio         Expenses          Retirement         Complex
                -------                      ---------         --------          ----------         -------
                S. Leland Dill               $                 N/A               N/A                $
                Martin J. Gruber             $                 N/A               N/A                $
                Richard J.  Herring          $                 N/A               N/A                $
                Philip Saunders, Jr.         $                 N/A               N/A                $

           The Portfolio's Board has established an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee, the Nominating Committee and the Valuation Committee of that Board are each composed of the current Independent Trustees of the Board. In accordance with the written charter adopted by the Portfolio's Board, the Audit Committee assists the Portfolio's Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Portfolio. It also makes recommendations to the Portfolio's Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Portfolio's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Portfolio, its investment advisor and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Portfolio's Board. The Nominating Committee of the Portfolio's Board will consider Trustee nominees recommended by shareholders. The Valuation Committee considers and acts upon all questions relating to valuation of the securities in the Portfolio which may arise between meetings of the Portfolio's Board. The Portfolio's Board does not have a compensation committee. During the Portfolio's most recent fiscal year, the Portfolio's Board held ____ meetings, the Audit Committee held ____ meetings and the Valuation Committee held ___ meeting. [No Trustee attended less than 75% of the applicable meetings.] The Nominating Committee of the Portfolio's Board did not meet during the Portfolio's most recent fiscal year. [If the Trustee Nominees are elected to the Portfolio's Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Portfolio.]

           Mr. Hale, if elected, will not be a member of the Audit Committee, the Nominating Committee or the Valuation Committee.

     Recommendation of the Portolio's Board

           The Portfolio's Board believes that coordinated governance through a unified board structure will benefit the Trust, the Portfolio and the Fund.

           In its deliberations, the Portfolio's Board considered various matters related to the management and long-term welfare of the Trust, the Portfolio and the Fund. The Portfolio's Board considered, among other factors, that coordinated governance within the DeAM Fund complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Portfolio, and the other DeAM Funds, and that this would help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Portfolio's Board also considered that operating with a unified group board would eliminate the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Portfolio's Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the complex which can be expected to make the governance process more efficient. DeAM, Inc. expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

           The Portfolio's Board also considered that a unified group board structure for the Portfolio would benefit the Trust, the Portfolio and the Fund by creating an experienced group of Board members for the Portfolio who understand the operations of the Deutsche Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

           The Portfolio's Board gave considerable weight to their expectation that the Trust, the Portfolio and the Fund will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Portfolio's Board and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Portfolio's Board also considered, in light of the Transaction (see "Other Matters"), the importance of greater breadth and depth of expertise on the Portfolio's Board. The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Portfolio's Board. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Trust and management. They also constitute the Board's Audit and Nominating Committees.

     Recommendation of the Trust's Board

           At a meeting of the Trust's Board held on April 8, 2002, the Trust's Board, including its Independent Trustees, unanimously determined to recommend that the shareholders of the Fund vote for the nomination of the Trustee Nominees. In reaching this conclusion, the Trust's Board considered the recommendation of the Portfolio's Board and the factors that the Portfolio's Board had considered, as described above.

           Therefore, after careful consideration, the Trust's Board, including the Independent Trustees, recommend that the shareholders of the Fund vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

           If the Trustee Nominees are elected by the shareholders, each Trustee Nominee will serve, effective the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the Trust's Board will consider what action is appropriate based upon the interests of the Fund's shareholders, as applicable.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

           The Portfolio's financial statements for its most recent fiscal years were audited by PricewaterhouseCoopers LLP ("PwC"), independent auditors. In addition, PwC prepares the Portfolio's federal and state annual income tax returns and provides certain non-audit services to the Portfolio. During the Board's most recent consideration of the selection of auditors for the Portfolio, the Portfolio's Board considered whether the provision of non-audit services to the Portfolio was compatible with maintaining PwC's independence. The Portfolio's Board has selected PwC as the independent auditors for the Portfolio for its fiscal year ending 2002. PwC has been the Portfolio's independent auditors since _________ ___. PwC has informed the Portfolio that it has no material direct or indirect financial interest in the Portfolio.

           Representatives of PwC are not expected to be present at the Special Meeting [but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence].

           Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Portfolio's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Portfolio's reports to shareholders are $______.

           Financial Information Systems Design and Implementation Fees. [There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Portfolio, DeAM, Inc. or entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Portfolio.]

           All Other Fees. There were $________ in fees billed by PwC for the most recent fiscal year for other services provided to the Portfolio, DeAM, Inc. and entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Portfolio.

                                  VOTE REQUIRED

           In view of the master-feeder structure discussed earlier, approval of Proposal I with respect to the Portfolio's New Advisory Agreement requires the affirmative vote of a "majority" of the outstanding shares of the Portfolio's feeder funds as shareholders of the Portfolio. "Majority" (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposal I, which requires the approval of a specified percentage of the outstanding shares of the Portfolio.

           Approval of Proposal II requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolio's various feeder funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal II.

--------------------------------------------------------------------------------
             THE TRUST'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR"
         APPROVAL OF PROPOSALS I AND II. ANY UNMARKED PROXIES WILL BE SO
                                     VOTED.
--------------------------------------------------------------------------------

           The Trust's Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

           The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust's Board at the address set forth on the cover of this Proxy Statement.

           Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   [SHAREHOLDERS' REQUEST FOR SPECIAL MEETING]

           [Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Trust's Board when requested in writing by shareholders holding at least 10% of the shares then outstanding.]

           IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY CARD, PLEASE CONTACT ________________________________ AT 1-800-___-____.

--------------------------------------------------------------------------------
       SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING
         AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE
    AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE,
        OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE
                      INTERNET ON THE ENCLOSED PROXY CARD.
--------------------------------------------------------------------------------

                                      By Order of the Board of Trustees,

                                      John Millette, Secretary

________ __, 2002

--------------------------------------------------------------------------------
        THE TRUST'S BOARD HOPES THAT SHAREHOLDERS OF THE FUND WILL ATTEND
    THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO
        COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE
               ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS
                FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET
                          ON THE ENCLOSED PROXY CARD).
--------------------------------------------------------------------------------

                                                                       Exhibit A

--------------------------------------------------------------------------------
                      SHARES OUTSTANDING AS OF RECORD DATE
--------------------------------------------------------------------------------
           FUND                                 NUMBER OF SHARES OUTSTANDING
--------------------------------------------------------------------------------
Scudder S&P 500 Index Fund
--------------------------------------------------------------------------------

                                                                       Exhibit B

(i)  5% Shareholders

Name and Address of Beneficial Owner  Shares Beneficially   Percent Ownership of
------------------------------------  -------------------   --------------------
                                              Owned          Outstanding Shares
                                              -----          ------------------

                                                                       Exhibit C

-----------------------------------------------------------------------
                                            Date Last Approved By
                                           Portfolio's and Fund's
-----------------------------------------------------------------------
  Portfolio            Date of Prior
(Fiscal Year)             Advisory        Trustees       Shareholders
                         Agreement
-----------------------------------------------------------------------
Equity 500
Index
Portfolio
12/31
-----------------------------------------------------------------------

                                                                       Exhibit D

                     [FORM OF INVESTMENT ADVISORY AGREEMENT]
                     ---------------------------------------

     THIS AGREEMENT is made as of the ____ day of ________, _____ by and between ________________________________, a [state of organization] (the "Trust"), and
DEUTSCHE ASSET MANAGEMENT, INC., a __________ corporation (the "Advisor").

     WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies;

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth ________;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Advisor. The Trust hereby appoints the Advisor to act as the investment advisor of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as "a Series", and collectively as "the Series"). The Advisor shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

     2. Delivery of Documents. The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

        (a) The Trust's Declaration of Trust, filed with the State of __________ on _________, _____ and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

        (b) [The Trust's Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Trust Agreement");]

        (c) Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the Advisor and approving this Agreement;

        (d) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. ____-_______) and under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") relating to the shares of the Trust and its series, and all amendments thereto; and

        (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

     The Advisor will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

     3. Duties of Investment Advisor. In carrying out its obligations under
Section 1 hereof, the Advisor shall:

        (a) supervise and manage all aspects of a Series' operations, except for distribution services;

        (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

        (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust's principal office;

        (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in a Series' portfolio;

        (e) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Trust's Board of Trustees; and

        (f) take all actions necessary to carry into effect a Series' purchase and sale programs.

     4. Portfolio Transactions. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series' prospectus and statement of additional information. The Advisor will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

     It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' prospectus and statement of additional information.

     Subject to the policies established by the Board in compliance with applicable law, the Advisor may direct DB Securities, Inc. ("DB Securities") or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities or any of its affiliates and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

     The Trust on behalf of a Series will not deal with the Advisor or DB Securities or any of its affiliates in any transaction in which the Advisor or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

     5. Control by Board of Trustees. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

     6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

        (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

        (b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

        (c) the provisions of the Declaration of Trust;

        (d) [the provisions of the Trust Agreement; and]

        (e) any other applicable provisions of state and federal law.

     7. Expenses. The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the Advisor as follows:

        (a) The Advisor shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Advisor, to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

        (b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust's distributor under the Trust's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Trust's operation unless otherwise explicitly provided herein.

     8. Delegation of Advisory Services. Subject to the prior approval of a majority of the members of the Trust's and the Series' Boards of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity- shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not "interested persons," as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder./1/

     9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Trust shall pay to the Advisor monthly compensation in accordance with Schedule A.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

     In the event of termination of this Agreement, the advisory fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     10. Non-Exclusivity. The services of the Advisor to the Trust on behalf of each Series are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     11. Additional Series and Classes. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Trust with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.

/1/_________________
     Contained in the form of Advisory Agreement only.

     12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the Advisor to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

     This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days' written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     As used in this Section 12, the term "assignment" shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

     13. Limitation of Liability of the Advisor.

     The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One South Street, Baltimore, Maryland 21202.

     15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

     17. Reports. The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                      [TRUST]

Attest:________________                     By:__________________________
Name:                                       Name:
                                            Title:


[SEAL]                                      DEUTSCHE ASSET MANAGEMENT, INC.

Attest:________________                     By:__________________________
Name:                                       Name:
                                            Title:

                                    EXHIBIT A
                                    ---------

                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                         MADE AS OF ____________________
                                     BETWEEN
                        [Fund Name] AND [______________]

Series                                     Investment Advisory Fee
------                                     -----------------------

                                                                       Exhibit E

           [Investment Companies Advised or Subadvised by DeAM, Inc. ]

                                    [To Come]

                                                                       Exhibit F

                                  ADVISORY FEES

  DeAM, Inc. is paid a fee for its services under the Current Advisory Agreement, calculated daily and paid monthly, equal, on an annual basis, to the following:

---------------------------------------------------------------------------
       PORTFOLIO OR FUND                        ADVISORY AGREEMENT
                                                       FEE*
---------------------------------------------------------------------------
  Equity 500 Index Portfolio           0.05% of average daily net assets
---------------------------------------------------------------------------
  S&P 500 Index Fund                   No Fee
---------------------------------------------------------------------------

  *[Indicate any caps or waivers].

  For its investment advisory services, DeAM, Inc. was paid the following amounts as of the most recent fiscal year by the Portfolio and/or Fund, as applicable:

--------------------------------------------------------------------------------
        Fund                 Fee               Portfolio                 Fee
--------------------------------------------------------------------------------
 S&P 500 Index Fund           $        Equity 500 Index Portfolio    $2,443,519
--------------------------------------------------------------------------------

                     Administrative and Transfer Agency Fees

  For its administrative and transfer agency services, ICCC was paid the following amounts as of the most recent fiscal year by the Portfolio and/or Fund, as applicable.

                                [To Be Provided]

                                                                       Exhibit G


             [Principal occupations of each director and principal
                        executive officer of DeAM, Inc.]

                                                                       Exhibit H

                                                              Aggregate Dollar Range
                                                                         of
                                                              Equity Securities as of
                                                               ________, 2002 in all
                                                              Funds Overseen or to be
                                                              Overseen by Trustee or
                                                              Trustee Nominee in the
   Name of Trustee or         Dollar Range of Equity           Family of Investment
    Trustee Nominee        Securities in the Portfolio/1/            Complex/2/
Independent Trustee        [To Come]
-------------------
Nominees
--------
Richard R. Burt
S. Leland Dill
Martin J. Gruber
Joseph R. Hardiman
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy
Robert H. Wadsworth

Interested Trustee Nominee
--------------------------
Richard T. Hale                                               Over $100,000

-----------
1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,001.
2. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
   over $100,000. The funds overseen or to be overseen by the trustees or nominees in the family of investment companies consist of the following: Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund Tax-Free Series, Deutsche Bank Alex. Brown Cash Reserve Fund Treasury Series, Top 50 World Fund, Top 50 World Portfolio, Top 50 US Fund, Top 50 US Portfolio, Top 50 Asia Fund, Top 50 Asia Portfolio, Top 50 Europe Fund, Top 50 Europe Portfolio, European Mid-Cap Fund, European Mid-Cap Portfolio, Japanese Equity Fund, Japanese Equity Portfolio, Global Financial Services Fund, Global Biotechnology Fund, Global Technology Fund, Growth Opportunity Fund, BT Investment Funds: Cash Management Fund, Tax Free Money Fund, Treasury Money Fund, International Equity Fund, Mid Cap Fund, Lifecycle Long Range Fund, Lifecycle Mid Range Fund, Lifecycle Short Range Fund, Small Cap Fund, Quantitative Equity Fund, PreservationPlus Income Fund, Global Equity Fund; BT Advisor Funds: EAFE(R) Equity Index Fund, US Bond Index Fund; BT Pyramid Mutual Funds: Money Market Fund, Equity 500 Index Fund, Asset Management Fund, PreservationPlus Fund; BT Institutional Funds: Cash Management Fund, Cash Reserves Fund, Treasury Money Fund, International Equity Fund, Equity 500 Index Fund, Liquid Assets Fund, Daily Assets Fund, Treasury Assets Fund, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio; BT Investment Portfolios: Asset Management Portfolio II, Asset Management Portfolio III, Liquid Assets Portfolio, EAFE Equity Index Portfolio, Small Cap Portfolio, US Bond Index Portfolio, Preservation Plus Portfolio, Preservation Plus Income Portfolio, Quantitative Equity Portfolio, Daily Assets Portfolio; Morgan Grenfell Investment Trust: Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Total Return Bond Fund, European Equity Fund, Micro Cap Fund, International Select Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund; and VIT Funds: Equity 500 Index Fund, Small Cap Index Fund, EAFE Equity Index Fund, and NASDAQ-100 Index Fund.

Ownership in Securities of DeAM, Inc. and Related Companies by Independent Trustee Nominees

                                                                     Value of
                          Name of Owner                              Securities   Percent of
                          and Relationship                           on an        Class on an
Name of Trustee or        to Trustee or                  Title of    Aggregate    Aggregate
------------------           ----------
Nominee                   Nominee            Company*    Class       Basis        Basis
-------                   -------            -------     -----       -----        -----
Richard R. Burt           N/A
S. Leland Dill            N/A
Martin J. Gruber          N/A
Richard T. Hale
Joseph R. Hardiman
Richard J. Herring        N/A
Graham E. Jones           N/A
Rebecca W. Rimel
Philip Saunders, Jr.      N/A
William N. Searcy
Robert H. Wadsworth

[*Describe the company's relationship with the Portfolio's investment advisor or underwriter]

                               FORM OF PROXY CARD

[DEUTSCHE BANK LOGO][DEUTSCHE ASSET                                                           Investment Trust
MANAGEMENT]                                                                             Scudder S&P 500 Index Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
[Code]                                                                                    Two International Place
                                                                                      Boston, Massachusetts 02110-4103
Two International Place
Boston, Massachusetts 02110-4103                                                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
To vote by Telephone                                                               __ [a.m.], Eastern time, on July 30, 2002

1)   Read the Proxy Statement and have the Proxy card below at
     hand.                                                                   The undersigned hereby appoints Fran Pollack-Matz
2)   Call 1-800-____-_____.                                         and Lisa Hertz and each of them, with full power of
3)   Enter the 12-digit control number set forth on the Proxy       substitution, as proxies of the undersigned to vote all
     card and follow the simple instructions.                       shares of beneficial interest that the undersigned is
                                                                    entitled in any capacity to vote at the above-stated special
To vote by Internet                                                 meeting, and at any and all adjournments or postponements
                                                                    thereof (the "Special Meeting"), on the matters set forth on
1)   Read the Proxy Statement and have the Proxy card below at      this Proxy Card, and, in their discretion, upon all matters
     hand.                                                          incident to the conduct of the Special Meeting and upon such
2)   Go to Website www.proxyvote.com.                               other matters as may properly be brought before the Special
3)   Enter the 12-digit control number set forth on the Proxy       Meeting.  This proxy revokes all prior proxies given by the
     card and follow the simple instructions.                       undersigned.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.              All properly executed proxies will be voted as
                                                                    directed.  If no instructions are indicated on a properly
TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:               executed proxy, the proxy will be voted FOR approval of
                                                                    Proposals I and II.  All ABSTAIN votes will be counted in
                                                                    determining the existence of a quorum at the Special Meeting and, for Proposal I, as votes AGAINST the Proposal.

                                                                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                                                            OF TRUSTEES  WITH RESPECT TO YOUR FUND. THE
                                                                              BOARD OF TRUSTEES RECOMMENDS A VOTE FOR
                                                                                                                  ---
                                                                                       PROPOSALS I AND II.

                                                                    UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE
                                                                    BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                                                    ENVELOPE.

                                                                                                KEEP THIS PORTION FOR YOUR RECORDS.


                                                                                                DETACH AND RETURN THIS PORTION ONLY.

                                         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
[NAME OF FUND]

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Burt, (02) Dill, (03) Hale,       For All   Withhold All    For All Except:   To withhold authority
     (04) Hardiman, (05) Jones, (06) Saunders, (07) Searcy        [_]         [_]              [_]          to vote, mark "For
     and (08) Wadsworth, Drs. (09) Gruber and (10) Herring                                                  All Except" and write
     and (11) Ms. Rimel as Trustees of the Boards.                                                          the nominee's number
                                                                                                            on the line below.

                                                                                                            __________________

Vote on Proposal I.                                               The appointed proxies will vote on any other business
     Approval of a New                                            as may properly come before the Special Meeting
     Advisory Agreement
     with Deutsche Asset                                          Receipt of the Notice and the Joint Proxy Statement,
     Management, Inc.       FOR [_] AGAINST [_] ABSTAIN [_]       dated  ______ __, 2002 (the "Proxy Statement"), is
                                                                  hereby acknowledged.

________________________________________________                        _____________________________________________

________________________________________________                        _____________________________________________
Signature (Please sign within box)      Date                                Signature (Joint Owners)         Date